UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	March 1, 2005

TOR Minerals International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-17321	74-2081929
(Commission File Number)	(IRS Employer Identification No.)

722 Burleson Street Corpus Christi, Texas	78402
(Address of Principal Executive Offices)	(Zip Code)

(361) 883-5591

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this Current Report and in the accompanying exhibit is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On March 1, 2005, TOR Minerals International, Inc. issued a press release announcing financial results for the year ended December 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Exhibits. 99.1 Press Release, dated March 1, 2005, announcing financial results for the year ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: March 4, 2005	RICHARD BOWERS
Richard Bowers President and CEO

Date: March 4, 2005	LAWRENCE W. HAAS
Lawrence W. Haas Treasurer and CFO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 1, 2005, announcing financial results for the year ended December 31, 2004.

Exhibit 99.1

TOR MINERALS INTERNATIONAL

REPORTS FISCAL 2004 RESULTS

Corpus Christi, Texas, March 1, 2005, - TOR Minerals International (NASDAQ: TORM) today reported net income of $1,104,000, or $0.13 per share, on net sales of $30,476,000 for the fiscal year ended December 31 2004, compared with fiscal 2003 results of net income of  $1,264,000, or $0.17 per share, on net sales of  $24,127,000.

For the fourth quarter ended December 31, 2004, the company reported net income of $200,000, or $.02 per share, on net sales of $8,642,000, compared with income of $217,000, or .03 per share, on net sales of $7,168,000 for the fourth quarter of 2003.

The Company said that revenue growth of 26% was driven by increased sales of ALUPREM® and Synthetic Rutile.  Demand for the Company's products continued to be strong.  Increased sales of ALUPREM were primarily the result of demand from one large customer although the whole product line saw growth both in volume and in prices.  Toward the end of 2004 the worldwide titanium dioxide market experienced a slight tightness in supply which enabled producers to increase prices across the board.  TOR Minerals implemented price increases for its North American sales of HITOX® titanium dioxide effective January 1, 2005 and is increasing pigment prices world-wide.

Richard L. Bowers, President and CEO said "2004 was a year of building at TOR Minerals.  We expanded alumina production at our plant in Hattem, The Netherlands and brought a new line on stream at the end of November.  In Corpus Christi we completed construction of our new titanium dioxide facility in late December.  After a break-in period, both units are operating successfully.  The new facility in Corpus Christi began supplying commercial quantities of HITOX and impacting unit production costs in mid-February."   Bowers also said that "product trials indicate throughput for the new unit exceeds design expectations with the potential result in energy consumption savings (mostly natural gas) greater than anticipated."  He believes that the favorable financial impact of the new system will be realized going forward in 2005.

Mr. Bowers stated that 2004 was a challenging year for TOR Minerals. Major capacity expansions at two of the Company's plants strained the Company's personnel resources. In addition to higher labor costs, earnings growth was limited due to higher energy, raw material and shipping costs. He said "we baked the cake in 2004 and intend to eat it in 2005."

This statement provides forward-looking information as that term is defined in the Private Securities Litigation Reform Act of 1995, and, therefore, is subject to certain risks and uncertainties. There can be no assurance that the actual results, business conditions, business developments, losses and contingencies and local and foreign factors will not differ materially from those suggested in the forward-looking statements as a result of various factors, including market conditions, general economic conditions, including the risks of a general business slow down or recession, the increasing cost of energy, raw materials and labor, competition, advances in technology, changes in foreign currency rates, freight price increases, commodity price increases, delays in delivery of requirement equipment and other factors.

Contact for Further Information:

David Mossberg

Beacon Street Group Investor Relations

(817) 459-2346

Tables Follow

TOR MINERALS INTERNATIONAL, INC.
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(in thousands, except per share amounts)

		Three Months Ended				Twelve Months Ended
		December 31,				December 31,
		2004		2003		2004		2003
NET SALES		$8,642		$7,168		$30,476		$24,127
Cost of products sold		6,995		5,690		23,911		18,297
GROSS MARGIN		1,647		1,478		6,565		5,830
GROSS MARGIN %		19%		21%		22%		24%
Selling, administrative and general		1,339		1,077		5,020		4,153
OPERATING INCOME		308		401		1,545		1,677
OTHER INCOME (EXPENSE):
Interest expense, net		(73)		(90)		(228)		(295)
Other, net		1		(83)		(30)		(57)
INCOME BEFORE INCOME TAX		____ 236		____ 228		_____ 1,287		_____ 1,325
Taxes		36		11		183		61
NET INCOME	$	____ 200	$	____ 217	$	_____ 1,104	$	_____ 1,264
Preferred stock dividends		15		--		56		--
Income available to Common Shareholders	$	____ 185 ===	$	____ 217 ===	$	_____ 1,048 ====	$	_____ 1,264 ====
Earnings per common share:
Basic		$0.02		$0.03		$0.14		$0.18
Diluted		$0.02		$0.03		$0.13		$0.17
Weighted average common shares and equivalents outstanding:
Basic		7,782		7,127		7,735		7,059
Diluted		8,071	(1)	7,459		8,034	(2)	7,240

(1) 168,000 common shares related to the 200,000 convertible preferred shares outstanding were excluded in the computation of diluted earnings per share as the effect would be antidilutive.

(2) 157,000 common shares related to the 200,000 convertible preferred shares outstanding were excluded in the computation of diluted earnings per share as the effect would be antidilutive.

CONSOLIDATED CONDENSED BALANCE SHEETS
December 31, 2004 and December 31, 2003
(in thousands)

	December 31, 2004	December 31, 2003
ASSETS
Current assets	$12,446	$10,747
Property, plant and equipment, net	18,988	13,470
Goodwill, net	1,981	1,283
Other assets	219 ______	42 ______
Total Assets	$33,634 =====	$25,542 =====

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities	$6,911	$7,978
Long-term debt, excluding current maturities	3,731	1,642
Deferred tax liability	279	-
Total Liabilities	10,921	9,620

Shareholders' equity	22,713 ______	15,922 ______
Total Liabilities & Shareholders' Equity	$33,634 =====	$25,542 =====